Fiscal 2006 Financial Review and Progress Report April 4, 2007

Angie Tickle Manager, Investor Relations Georgia Gulf Corporation

Conference Call Agenda Introduction Angie Tickle Overview Ed Schmitt Segment Overview Ed Schmitt Chlorovinyls Window & Door Profiles and Mouldings Outdoor Building Products Aromatics Report on Synergies and Improvements Ed Schmitt Asset Sales & Debt Reduction Jim Matthews 2007 Financial Metrics Jim Matthews Closing Remarks Ed Schmitt

Safe Harbor and Non-GAAP Financial Measures Safe Harbor This presentation contains forward-looking statements subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management’s assumptions regarding business conditions, and actual results may be materially different.  Risks and uncertainties inherent in these assumptions include, but are not limited to difficulties in integrating the recently acquired business of Royal Group, Inc., uncertainties relating to Royal Group’s business and liabilities, uncertainties regarding asset sales, potential sale and leaseback arrangements, synergies, operating efficiencies and competitive conditions, future global economic conditions, economic conditions in the industries to which our products are sold, industry production capacity, raw materials and energy costs and other factors discussed in the Securities and Exchange Commission filings of Georgia Gulf Corporation, including our annual report on Form 10-K for the year ended December 31, 2006. Non-GAAP Measures EBITDA is not a recognized measure under United States generally accepted accounting principles (GAAP). Management believes that, in addition to net income, EBITDA is a useful supplementary measure as it provides investors with an indication of cash available for distribution prior to debt service, capital expenditures, cash income taxes, minority interest and changes in working capital. Investors should be cautioned, however, that EBITDA should not be construed as an alternative to (i) net income determined in accordance with GAAP as an indicator of the Company’s performance or (ii) cash flow from operating, investing and financing activities as a measure of liquidity and cash flow. The Company’s method of calculating EBITDA may differ from other companies and, accordingly, the Company’s EBITDA may not be comparable to measures used by other companies. Because Georgia Gulf does not predict special items that might occur in the future, and our analyses are developed at a level of detail different than that used to prepare GAAP-based financial measures, Georgia Gulf does not provide reconciliations to GAAP of its forward-looking financial measures.

Ed Schmitt Chairman, President and CEO Georgia Gulf Corporation

Progress Overview Consideration from asset sales of $135 million in Q4 06. Sold other assets with proceeds of $160 million in Q1 07. Reduced debt by approximately 16% since acquisition of Royal Group. Secured synergy and improvement savings of $55 to $70 million on an annualized basis. Disposed of a majority of Royal Group’s non-core businesses – collectively all non-core businesses negatively impacted EBITDA by $29 million in 2006. Reached tentative settlement of Royal Group shareholder class actions.

Swiftly Focusing Royal on Core International Operations China Disposed Poland Disposed Mexico --- Colombia Disposed Philippines --- Window Coverings USA Disposed Canada Disposed Roadex Transport Disposed Royal Dynamics Disposed Quick Stop Pipe Disposed Royal Building Technologies NA --- Royal Window & Door Profiles Royal Mouldings Royal Building Products Royal Pipe Systems Royal Outdoor Products Non-Core* Core * Progress since acquisition on October 3, 2006

Tentative Settlement of Royal Group Shareholder Class Actions • Reached settlement of Royal Group’s shareholder class actions in US and Canada. • Settlement is a payment of C$9.0 million. • Settlement subject to court approval expected in Q2 2007.

2006 Financial Results in Perspective 2.12 3.74 (0.67) 0.77 Normalized Diluted E.P.S./(L.P.S.)* (0.61) 0.95 (0.61) 0.22 Less: Non-recurring items per share 1.51 2.79 (1.28) 0.55 Diluted E.P.S. / (L.P.S.)* 156.1 162.8 (22.2) 32.4 Operating Income / (Loss) (in millions) 2006 2006 Year Q4 Continuing Operations 2,427.8 681.5 2,273.7 2005 518.9 Sales (in millions) 2005 *From continuing operations

Reportable Segments Caustic Soda Vinyl Resins Vinyl Compounds Compound Additives Chlorovinyls Cumene Phenol / Acetone Aromatics Siding Pipe and Pipe Fittings Deck, Fence and Rail Outdoor Storage Buildings Outdoor Building Products Window and Door Profiles Mouldings Window & Door Profiles and Mouldings Key Products (Outside Sales) Segments

Reportable Segments (9.6) (14.1) 134.6 93.6 Aromatics (17.2)4 (44.3) 2 108.9 156.7 Outdoor Building Products (5.9)3 (3.2)1 117.0 153.4 Window & Door Profiles and Mouldings Q4/06 Q4/06 Q4/05 Q4/05 $23.0 $ 321.0 $54.5 Operating Income/(Loss) $425.3 Chlorovinyls Sales 1 Includes non-recurring items of $17.0 million 2 Includes non-recurring items of $22.8 million 3 Includes non-recurring items of $7.1 million 4 Includes non-recurring items of $11.4 million In millions

Expect to Exceed Synergy and Improvement Target in 2007 $1 - $4 $7 5. Reduce Shipping Costs $81 - $99 $64 TOTAL2 $19 - $28 $20 4. Leveraging Raw Material Purchasing Power $26 - $29 $13 3. Rationalize Business Unit Portfolio $31 $6 2. Consolidation of Production Facilities $4 - $7 Current Annualized Savings Run Rate 1 $18 1. Utilization of GGC Resins and Compounds Formulation Expertise 2007 Target 1 See Slide 4, “Safe Harbor and Non-GAAP Financial Measures” 2Includes negative EBITDA impact from disposition of unprofitable, non-core businesses In millions

Royal Group’s Sales Driven by Construction Spending 1 Indexed sales 2000 through 2005 to 2006 average exchange rate of US$1.00 = CDN$1.1343 2 To facilitate comparability of yearly sales numbers, 2006 includes discontinued operations sales of US$164.3 million 2 Acquisition Process 1 Sources: Royal Group Technologies 2005 Annual Report; U.S. Census Bureau Royal Group's Sales vs. Construction Spending 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2000 2001 2002 2003 2004 2005 2006 Royal's Sales In US$ Millions (1) 0 100 200 300 400 500 600 700 Expenditures In US$ Billions Royal's Sales Residential New Construction (Private) Residential Improvements & Repairs

Jim Matthews Vice President and CFO Georgia Gulf Corporation

Q4 and Q1 Proceeds Total $295 Million Proceeds In millions 94 58 8 0 60 120 180 Q4 Proceeds Q1 Proceeds Non-Core Divestitures Property Sales Sale and Leaseback

Debt Reduction1 In millions 1 Excludes Asset Securitization $1,651 $1,499 $1,380 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 Oct. 3, '06 A Dec. 31, '06 A Mar. 31, '07 E

Financial Metrics $100 million Capital Expenditures 8.3% Blended Interest Rates $135 million D&A 32.4% Tax Rate 2007 Expectations1 1 See Slide 4, “Safe Harbor and Non-GAAP Financial Measures”

Fiscal Restraint 20% Reduction of 2007 Capex Forecast $125 $100 Capex in millions 1 1 Includes completion of vinyl resins modernization project $75 $50 $60 $40 $0 $20 $40 $60 $80 $100 $120 $140 Original Expectation Current View Royal GGC

Ed Schmitt Chairman, President and CEO Georgia Gulf Corporation

Looking Beyond the Short-Term1 Sources: JCHS tabulations of 1995-2005 AHS and Commerce Department c50 reports and JCHS and NAHB projections. 1 See Slide 4, “Safe Harbor and Non-GAAP Financial Measures” Billions of 2005 Dollars 191 220 280 338 402 230 300 424 418 453 0 50 100 150 200 250 300 350 400 450 500 1995 2000 2005 2010 2015 Improvements and Maintenance New Construction

Sales Stimulation Recent New Product Introductions Royal Carriage House Series™ Outdoor Storage Buildings Royal Guard™ Impact Window and Door Profile System Clearwood® Paintable, Stainable Trim Royal Trim Board™ Premium Boards

Strategic Vision

Summary Remarks Challenging markets expected to persist in 2007 Moved rapidly to: reduce debt stimulate sales leverage raw materials purchasing power of combined organization consolidate extrusion plants reduce headcount reduce fixed costs manage capx close unprofitable, non-core operations Well-positioned to capitalize on an upturn in market, and realize a strategic vision aimed at increasing shareholder value

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